UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2015

Date of Report (Date of earliest event reported)

MINDESTA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30651	11-3763974
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

429 Kent Street unit 112, Ottawa, Ontario, Canada K2P 2B4.

(Address of Principal Executive Offices) (Zip Code)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8

(Former Address of Principal Executive Offices) (Zip Code)

(613) 241-9959

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the implementation of the Company’s business plan; our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of oral delivery systems for a variety of drugs and general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report.  You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2015 Dean Hanisch tendered his resignation as the Company’s president. Mr. Hanisch will continue to remain on the Company’s Board of Directors. There was no disagreement between the Company and Mr. Hanisch regarding the Company’s operations or financial reporting obligations.

Concurrent with the resignation of Mr. Hanisch, Dr. Modi assumed the position of the Company’s president. Dr. Modi now serves as the Company’s chief executive officer and president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDESTA, INC.

Date: June 16, 2015	By:	/s/ Pankaj Modi
Pankaj Modi
Chief Executive Officer/President

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